UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2008

FORGEHOUSE, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-124304	20-1904354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1575 Northside Drive Building 300 Suite 375 Atlanta, GA 30318
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 923-7765

Milk Bottle Cards, Inc.
127 East 18th Avenue
Vancouver, BC, Canada V5V 1E4

______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

e	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

e	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

e	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

e	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

We issued a press release on February 4, 2008, in which we announced the following:

•	We completed a series of transactions with ForgeHouse LLC, whereby ForgeHouse LLC became our wholly owned subsidiary and we changed our name from Milk Bottle Cards, Inc. to ForgeHouse, Inc.

•	Our trading symbol has been changed to “FOHE” effective as of the opening of the markets on Monday, February 4, 2008.

•	Our new CUSIP number is 346299 100.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

99.6	Press Release dated February 4, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2008	FORGEHOUSE, INC.

	By:	/s/ John A. Britchford-Steel
John A. Britchford-Steel
Chief Executive Officer and President